As filed, via EDGAR, with the Securities and Exchange Commission on January 25, 2000.

                                                               File No.: 33-8982
                                                               ICA No.: 811-4852

                          SCHEDULE 14A (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

    Filed by the  registrant  [X]
    Filed by a party other than the  registrant [ ]

    Check the  appropriate  box:
    [X] Preliminary proxy statement       [ ] Confidential, for Use of the
    [ ] Definitive proxy statement            Commission Only
    [ ] Definitive additional materials       (as permitted by Rule 14a-6(e)(2))
    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             THE VICTORY PORTFOLIOS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                Carl Frischling
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     |X|  No fee required.
     [ ]  Fee computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
          0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, schedule or registration statement no.:

     (3)  Filing party:

     (4)  Date filed:

      PRELIMINARY PROXY MATERIAL FOR THE INFORMATION OF THE SECURITIES AND
                               EXCHANGE COMISSION

A Special Meeting of Shareholders of the Victory Portfolios will be held on March 20, 2000. Shareholders of the Funds will be asked to vote on the election of ten Trustees and an Amended and Restated Trust Instrument. Certain Victory Funds will be asked to approve a "DEFENSIVE" Rule 12b-1 Distribution Plan (WHICH DOES NOT INVOLVE PAYMENTS BY THE FUNDS) and changes to CERTAIN fundamental investment restrictions.

The Proxy contains a question and answer guide that briefly outlines each proposal. Please click here to view the Proxy online. For instructions on how to vote your shares on-line, please click on WWW.PROXYVOTE.COM and have your account number available to vote your proxy.

Thank you for your continued support of the Victory Portfolios!